EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2025 (“Form 10-Q”), I, Sumeet Singh, Executive Vice President, Operations and Chief Operating Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ SUMEET SINGH
Sumeet Singh
Executive Vice President, Operations and Chief Operating Officer

October 22, 2025

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2025 (“Form 10-Q”), I, Marlene M. Santos, Executive Vice President and Chief Customer and Enterprise Solutions Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ MARLENE M. SANTOS
Marlene M. Santos
Executive Vice President and Chief Customer and Enterprise Solutions Officer

October 22, 2025

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2025 (“Form 10-Q”), I, Jason M. Glickman, Executive Vice President, Engineering, Planning and Strategy of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ JASON M. GLICKMAN
Jason M. Glickman
Executive Vice President, Engineering, Planning and Strategy

October 22, 2025

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2025 (“Form 10-Q”), I, Stephanie N. Williams, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ STEPHANIE N. WILLIAMS
Stephanie N. Williams
Vice President, Chief Financial Officer and Controller

October 22, 2025